UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Section 240.14a-12
NORTHERN TRUST CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Northern Trust Corporation
50 South La Salle Street
Chicago, Illinois 60603
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, APRIL 21, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Northern Trust Corporation (the “Corporation”), dated March 10, 2020, made available to stockholders of the Corporation in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, April 21, 2020. This Supplement is being filed with the U.S. Securities and Exchange Commission and is being made available to stockholders on or about April 1, 2020.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, APRIL 21, 2020
Dear Stockholders:
To support the health and well-being of our various stakeholders in light of recent public health concerns regarding COVID-19 (Coronavirus), and as described in the Notice of Annual Meeting of Stockholders and accompanying proxy materials previously distributed, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Northern Trust Corporation (the “Corporation”) has been changed. The Annual Meeting will continue to be held on Tuesday, April 21, 2020 at 10:30 a.m., Central Time, as previously announced. However, the Annual Meeting will now be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials previously distributed in connection with the Annual Meeting, stockholders as of the close of business on February 24, 2020, are entitled to participate in the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/NTRS2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. Once admitted, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website. If you were not a stockholder as of February 24, 2020, you may still view a webcast of the meeting by visiting www.virtualshareholdermeeting.com/NTRS2020.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares. You may also continue to vote in advance of the Annual Meeting using the Internet site or toll-free telephone number listed on the proxy card through the deadlines provided on the proxy card.

April 1, 2020

By Order of the Board of Directors,

Susan C. Levy
Executive Vice President, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 2020
The Corporation’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 and a link to the means to vote by Internet or telephone are available at http://materials.proxyvote.com/665859. The Annual Meeting on Tuesday, April 21, 2020 at 10:30 a.m. Central Time will be available at www.virtualshareholdermeeting.com/NTRS2020.